ITEM 77 Q1 (a) - COPIES OF ALL MATERIAL
AMENDMENTS TO THE REGISTRANT'S
CHARTER OR BY-LAWS

FEDERATED EQUITY FUNDS
Amendment No. 51
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of Article III
- BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares


Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares

	The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
12th day of May 2016, to become effective on June 1, 2016.

	WITNESS the due execution hereof this 12th day of May, 2016.


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FEDERATED EQUITY FUNDS
Amendment No. 52
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of Article III
- BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares


Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares

	The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the
Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
10th   day of February, to become effective on September 1,
2016.

	WITNESS the due execution hereof this 12th day of August, 2016.


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FEDERATED EQUITY FUNDS
Amendment No. 53
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of Article III
- BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares


Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares

	The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the
Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
12th day of August, 2016, to become effective on December 1,
2016

	WITNESS the due execution hereof this 12th day of August, 2016.


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FEDERATED EQUITY FUNDS
Amendment No. 54
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995

This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of Article III
- BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares

Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid-Cap Growth Fund
(formerly Federated MDT Mid-Cap Growth Strategies
Fund)
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares

	The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
17th day of November, 2016, to become effective on January
17, 2017.






(Signature Page Follows)






WITNESS the due execution hereof this 17th day of November
2016.

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FEDERATED EQUITY FUNDS
Amendment No. 55
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995
This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.
Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated MDT Mid-Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares
Class T Shares

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of February, 2017, to become effective on March 1, 2017.


	WITNESS the due execution hereof this 16th day of February, 2017.



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